SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                The Pillar Funds
                     -------------------------------------
                (Name of Registrant as Specified in its Charter)

                     -------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

         1) Title of each class of securities to which transaction applies:
            -------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:
            -------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *
            -------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:
            -------------------------------------------------------------

         5) Total fee paid:
            -------------------------------------------------------------

* Set forth the amount on which the filing fee is calculated and state how it was determined.

[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid: ____________________________________
         2)  Form, Schedule or Registration Statement No.: ______________
         3)  Filing Party: ______________________________________________
         4)  Date Filed: ________________________________________________

                            INTERNATIONAL GROWTH FUND



--------------------------------------------------------------------------------


                        IMPORTANT SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy card, it tells us how to vote on your behalf on important issues relating to your Fund. If you simply sign the proxy card without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to spend a few minutes with the proxy statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that your Fund will not need to conduct additional mailings. When shareholders do not return their proxies in sufficient numbers, we have to make follow-up solicitations.

Please take a few moments to exercise your right to vote. Thank you.

--------------------------------------------------------------------------------



                                THE PILLAR FUNDS

                                THE PILLAR FUNDS

                            INTERNATIONAL GROWTH FUND

Dear Shareholder,

A Shareholder Meeting (the "Meeting") of the International Growth Fund (the "Fund") of The Pillar Funds (the "Trust") has been scheduled for June 22, 1998. If you were a shareholder of record as of the close of business on May 8, 1998, you are entitled to vote at the Meeting or any adjournment of the Meeting.

This Meeting is being called to request that Shareholders of the Fund approve
(i) a new investment sub-advisor and related investment sub-advisory agreement;
(ii) the restatement of the Fund's investment objective; (iii) the revision of a fundamental investment limitation regarding the Fund's ability to acquire the voting securities of a single issuer; and (iv) the reclassification of two fundamental investment limitations as non-fundamental.

While you are, of course, welcome to join us at the Meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

The attached proxy statement is designed to give you information relating to the proposals on which you will be asked to vote. We encourage you to support the Trustees' recommendations. The proposals described in the proxy statement relate to the following matters:

         1. A proposal to approve or disapprove the selection of Vontobel USA Inc. ("Vontobel") as investment sub-advisor to the Fund and to approve an investment sub-advisory agreement between Summit Bank, the investment advisor to the Fund, and Vontobel.

         2. A proposal to restate the Fund's investment objective from "long-term capital growth" to "capital appreciation."

         3. A proposal to revise a fundamental limitation of the Fund to increase, from 5% to 10%, the Fund's ability to acquire the voting securities of any one issuer and to apply the 10% limit on the ownership of voting securities of an issuer to 75% of the total assets of the Fund, rather than 100% of its total assets.

         4. A proposal to reclassify as "non-fundamental" a fundamental limitation of the Fund regarding investing in companies for the purpose of exercising control.

         5. A proposal to reclassify as "non-fundamental" a fundamental limitation of the Fund that restricts the Fund's ability to purchase securities of issuers whose securities are owned by the officers, trustees, partners and directors of the Trust or any investment advisor of the Trust.

         6. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Please note that Proposal 2 is contingent on the approval of Proposal 1. That is, Proposal 2 will only become effective if shareholders approve both Proposal 1 and Proposal 2.

Your vote is important to us. Please do not hesitate to call 1-800-932-7782 if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in The Pillar Funds.


                                  Sincerely,
                                  /s/ Mark E. Nagle
                                  -------------------------------------
                                  Mark E. Nagle
                                  President

                                The Pillar Funds
                                 2 Oliver Street
                                Boston, MA 02109

                    Notice of Special Meeting of Shareholders
                                  June 22, 1998


         Notice is hereby given that a Special Meeting of Shareholders of the International Growth Fund (the "Fund") of The Pillar Funds (the "Trust"), will be held at the offices of SEI Investments Company ("SEI Investments"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, on June 22, 1998, at 3:30 p.m.

         At the Meeting, Shareholders of the Fund will be asked to approve (i) a new investment sub-advisor and related investment sub-advisory agreement; (ii) a restatement of the Fund's investment objective to seek capital appreciation;
(iii) a revision of a fundamental investment limitation that would increase the Fund's ability to acquire the voting securities of any one issuer; and (iv) a reclassification of two fundamental investment limitations as non-fundamental. The specifics of these proposals, which are more fully described in the attached Proxy Statement, are as follows:

         1. To consider and vote upon a proposal to approve or disapprove Vontobel USA Inc. as investment sub-advisor to the Fund, and to approve an investment sub-advisory agreement between Summit Bank, the investment advisor to the Fund, and Vontobel.

         2. To consider and vote upon a proposal to restate the Fund's investment objective from "long-term capital growth" to "capital appreciation."

         3. To consider and vote upon a proposal to revise a fundamental limitation of the Fund to increase, from 5% to 10%, the Fund's ability to acquire the voting securities of any one issuer and to apply the 10% limit on ownership of voting securities of an issuer to 75% of the total assets of the Fund, rather than 100% of its total assets.

         4. To consider and vote upon a proposal to reclassify as "non-fundamental" a fundamental limitation of the Fund regarding investing in companies for the purpose of exercising control.

         5. To consider and vote upon a proposal to reclassify as "non-fundamental" a fundamental limitation of the Fund that restricts the Fund's ability to purchase securities of issuers whose securities are owned by the officers, trustees, partners and directors of the Trust or any investment advisor of the Trust.

         In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting.

         All Shareholders are cordially invited to attend the Meeting. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed Proxy and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and the maximum number of shares may be voted.

         Shareholders of record at the close of business on May 8, 1998, are entitled to notice of and to vote at the Meeting, or any adjournment thereof.


                        By Order Of The Board Of Trustees

                        /s/ Richard W. Grant
                        -----------------------------------
                        Richard W. Grant, Secretary


May 21, 1998

                                The Pillar Funds
                                 2 Oliver Street
                                Boston, MA 02109

                       -----------------------------------

                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Pillar Funds (the "Trust") for use at the Special Meeting of Shareholders to be held on June 22, 1998, at 3:30 p.m., at the offices of SEI Investments Corporation ("SEI Investments"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, and at any adjourned session thereof (such meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the International Growth Fund (the "Fund") of record at the close of business on May 8, 1998 ("Shareholders"), are entitled to vote at the Meeting. As of May 8, 1998, the Fund had approximately 1,311,054.705 units of beneficial interest ("shares") issued and outstanding. Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. Shareholders of each class of the Fund will vote together on the proposals.

         In addition to the solicitation of proxies by mail, Trustees and officers of the Trust and officers and employees of Summit Bank (the "Advisor"), SEI Fund Resources and Boston Financial Data Services Inc., the investment advisor, administrator, and shareholder servicing agent, respectively, for the Trust, and third parties hired for such purpose, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The general cost of solicitation will be borne by the Fund. The proxy card and this Proxy Statement are being mailed to Shareholders on or about May 21, 1998.

         Shares represented by duly executed proxy cards will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the president of the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy card, or by attending the Meeting and voting in person.

                                  INTRODUCTION

         The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of shareholders, but special meetings may be called for purposes such as electing or removing trustees, changing fundamental investment policies or approving an investment advisory or investment sub-advisory agreement. The primary purpose of the Meeting is to permit the Trust's shareholders to take action on the following proposals (each a "Proposal" and, collectively, the "Proposals"):

         Proposal 1:       To consider and vote upon a proposal to approve or
                           disapprove the selection of Vontobel USA Inc.
                           ("Vontobel") as investment sub-advisor to the Fund, and to approve an investment sub-advisory agreement between the Advisor and Vontobel.

         Proposal 2:       To consider and vote upon a proposal to restate the
                           Fund's investment objective from "long-term capital growth" to "capital appreciation."

         Proposal 3:       To consider and vote upon a proposal to revise a
                           fundamental limitation of the Fund to increase, from 5% to 10%, the Fund's ability to acquire the voting securities of any one issuer and to apply the 10% limit on ownership of voting securities of an issuer to 75% of the total assets of the Fund, rather than 100% of its total assets.

         Proposal 4:       To consider and vote upon a proposal to reclassify
                           as "non-fundamental" a fundamental limitation of the Fund regarding investing in companies for the purpose of exercising control.

         Proposal 5:       To consider and vote upon a proposal to reclassify
                           as "non-fundamental" a fundamental limitation of the Fund that restricts the Fund's ability to purchase securities of issuers whose securities are owned by the officers, trustees, partners and directors of the Trust or any investment advisor of the Trust.

         The Meeting is being called to consider the Proposals in connection with the proposed termination of the investment sub-advisory agreement by and among the Trust, Summit Bank (the "Advisor") and Wellington Management Company, L.L.C. ("WMC"). In addition to Proposal 1, the Trustees have sought Shareholder approval to restate the Fund's investment objective to reflect more accurately than does the current objective the method by and goals toward which Vontobel will manage the Fund's assets. Further, should the Shareholders approve Proposal 1 the Trustees will change the name of the Fund to the "International Equity Fund," again to more accurately reflect the way Vontobel will manage the Fund's assets. Proposal 2 is contingent on the approval of Proposal 1. That is, Proposal 2 will only be effective if shareholders approve both Proposal 1 and Proposal 2.

         Shareholder approval is also being sought with respect to three of the Fund's fundamental limitations. The revision to the first limitation would increase the Fund's ability to acquire the voting securities of any one issuer. The Fund's increased flexibility would remain consistent with the Investment Company of 1940 Act's definition of a "diversified" investment company. The Trustees have proposed that the other two fundamental limitations be reclassified as non-fundamental. Each was originally characterized as fundamental to satisfy requirements that certain state securities agencies previously promulgated but that no longer apply. A "fundamental" limitation may not be changed without the consent of the holders of a majority of the Fund's outstanding shares, whereas a "non-fundamental" limitation may be changed by the Trustees.

         The Trust will furnish, without charge, a copy of its most recent Annual Report (and the succeeding Semi-Annual Report) to Shareholders of the Trust on request. Requests should be directed to the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by calling 1-800-932-7782.

         With respect to each Proposal, a "vote of majority of the outstanding voting securities" of the Fund is required, which is defined under the Investment Company Act of 1940 (the "1940 Act") as the lesser of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund entitled to vote thereon are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Additionally, Proposal 2 is contingent on the approval of Proposal 1.

         The Board recommends that you cast your vote:

         o  FOR approval of the New Sub-Advisory Agreement with Vontobel;

         o  FOR approval of the Restatement of the Fund's Investment Objective;

         o FOR approval of the Revision of the Fundamental Limitation Regarding the Acquisition of Voting Securities of a Single Issuer;

         o FOR approval of the Reclassification as "Non-Fundamental" of the Fund's Fundamental Limitation Regarding Investing in Companies to Exercise Control; and

         o FOR approval of the Reclassification as "Non-Fundamental" of the Fund's Fundamental Limitation Regarding Permissible Fund Investments of certain Trust and Advisory Personnel.

         All properly executed proxy cards received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Properly executed proxy cards received prior to the Meeting on which no vote is indicated will be voted "FOR" the Proposals. Votes that are withheld and proxy cards signed and returned by brokers without voting on a proposal ("broker non-votes") will not be counted for or against the proposal, but will be counted as votes present for purposes of determining whether a quorum is present. With respect to each Proposal, abstentions and broker non-votes will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against the Proposal to which they relate. A majority of the outstanding Shares entitled to vote must be present in person or by proxy to have a quorum to conduct business at the Meeting.

         Shareholders who execute proxy cards may revoke them at any time before they are voted by filing with the Trust a written notice of revocation, by delivering a duly executed proxy card bearing a later date or by attending the Meeting and voting in person.

PROPOSAL 1   APPROVAL OR DISAPPROVAL OF THE SELECTION OF VONTOBEL USA INC. AS
             INVESTMENT SUB- ADVISOR TO THE TRUST'S INTERNATIONAL GROWTH FUND
             AND APPROVAL OF AN INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN SUMMIT
             BANK AND VONTOBEL USA INC.

         The Board of Trustees is recommending that Shareholders of the Fund approve the selection of Vontobel as the investment sub-advisor to the Fund, and to approve the form of investment sub-advisory agreement (the "Vontobel Sub-Advisory Agreement") between the Advisor and Vontobel, a copy of which is attached as Exhibit A to this Proxy Statement. The description of the Sub-Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

         BACKGROUND. Summit Bank Investment Management Division, a division of Summit Bank, serves as the investment advisor to the Trust. Summit Bank provides investment advice to the Trust and, in conjunction with the Trustees of the Trust, is responsible for oversight of any sub-advisors to the Trust. WMC, located at 75 State Street, Boston, Massachusetts 02109, has acted as investment sub-advisor to the Fund from its inception. At a meeting held on March 24, 1998, the Board of Trustees of the Trust voted to replace WMC as the investment sub-advisor to the Fund. In addition, the Board of Trustees, subject to the approval of the Shareholders of the Fund, approved the appointment of Vontobel as the investment sub-advisor to the Fund, and approved the form of the Vontobel Sub-Advisory Agreement.

         The Board of Trustees of the Trust has determined that it is in the best interest of the Trust to retain Vontobel as investment sub-advisor to the Fund. Therefore, the Board of Trustees is recommending that the Shareholders approve the Vontobel Sub-Advisory Agreement. On March 24, 1998, the Trustees and the Trustees who are not "interested persons" (the "Independent Trustees"), as such term is defined in the 1940 Act, by unanimous votes approved the Vontobel Sub-Advisory Agreement. In accordance with the 1940 Act, this matter is being submitted to the Shareholders for their approval. Approval by Shareholders requires the affirmative vote of a majority of the outstanding shares of the Fund as described above.

         COMPARISON OF THE FUND'S CURRENT POLICIES AND PROPOSED POLICIES. If the Shareholders approve Vontobel as the Fund's sub-advisor, the Trustees will revise the Fund's investment policies to reflect Vontobel's investment philosophy. The following table highlights the differences between the Fund's current investment policies and the proposed investment policies.


                                     Current Policies                       Proposed Policies
                                     ----------------                       -----------------
Country           The Fund invests in securities of issuers in at least     The Fund, under normal circumstances,
Allocation        three countries other than the United States. The Fund    would invest primarily in equity
                  may also invest up to 25% of its assets in securities     securities of issuers located in
                  of issuers from countries that are considered to be       European and Pacific Basin countries.
                  "lesser-developed countries" by the international         The Fund would diversify investments
                  financial community.                                      among countries and would normally
                                                                            invest in issuers that have business
                                                                            activities in at least three different
                                                                            countries. The Fund would invest most
                                                                            of its assets in the equity securities
                                                                            of issuers located in countries which
                                                                            are generally considered to have
                                                                            developed markets, although investments
                                                                            could also be made in equities issued
                                                                            by companies in "developing countries"
                                                                            or "emerging markets."

Equity            The Fund normally invests at least 65% of its total       The Fund would invest, under normal
Securities        assets in the following equity securities of non-U.S.     conditions, at least 65% of its assets in
                  issuers: common stocks, warrants to purchase              equity securities of non-U.S. issuers.
                  common stocks, debt securities and preferred stocks
                  convertible into common stocks and depositary
                  receipts (collectively, "equity securities").

Debt              The Fund may invest up to 35% of its assets in            The Fund would invest up to 10% of its assets
Securities        foreign government debt securities and securities         in foreign debt securities primarily for
                  issued by supranational agencies.                         temporary defensive purposes.

Investment        The Fund may invest up to 10% of its assets in            The Fund would be able to invest in the shares
Company           closed-end investment companies that invest in the        of closed-end investment companies that acquire
Shares            securities of issuers in a single country or region.      equity securities of foreign issuers.




Derivatives       The Fund may engage in currency transactions for         The Fund would be able to invest in forward contracts to
                  hedging purposes. Currency transactions include          purchase or sell foreign currencies, purchase and write
                  forward currency contracts, exchange-listed and          covered call options on foreign currencies and enter into
                  OTC currency futures contracts and options on            foreign currency futures contracts. The Fund would use
                  futures contracts, exchange-listed and OTC options       these derivative transactions for: hedging securities
                  on currencies, and currency swaps. The Fund may          market or currency exchange rate fluctuations; as a
                  employ certain hedging, income enhancement and           temporary substitute for purchasing or selling particular
                  risk management techniques, including the purchase       securities; or as a means to efficiently change country
                  and sale of exchange-listed and OTC options,             and/or currency allocation. The Fund could also use
                  futures and options on futures involving equity and      derivative transactions to enhance potential gains,
                  debt securities, aggregates of equity and debt           although no more than 5% of the Fund's assets would be
                  securities, and other financial indices. The Fund        committed to futures and options on futures entered into
                  may write options and invest in futures only on a        for non-hedging purposes.
                  covered basis.

Temporary         The Fund may invest in short-term U.S. Government        The Fund would be able to invest up to 100% of its assets
Defensive         obligations, obligations issued or guaranteed by the     in U.S. Government securities, bonds, certificates of
Positions         agencies and instrumentalities of the U.S.               deposits and repurchase agreements. In addition, the
                  Government and securities of foreign governments;        Fund could hold cash or debt obligations denominated in
                  custodial receipts evidencing separately traded          U.S. dollars or foreign currencies.
                  interest and principal components of securities
                  issued by the U.S. Treasury; short-term corporate
                  securities in the highest rating category by an
                  NRSRO or determined by the Advisor or WMC to
                  be comparable quality at the time of purchase; short-
                  term bank obligations or U.S. or foreign commercial
                  banks with assets of at least $1 billion as of the end
                  of their most recent fiscal year; Eurocurrency
                  instruments and securities; and repurchase
                  agreements involving such securities.

         TRUSTEES' CONSIDERATIONS. The Trustees of the Trust, including all of the Independent Trustees, approved the selection of Vontobel as investment adviser to the Fund and the general form of the Vontobel Sub-Advisory Agreement with respect to the Fund at a Special Board meeting held on March 24, 1998. The Trustees received written and oral information from both the Advisor and Vontobel at the March 24th meeting as well as at the Trust's February 19, 1998 regular quarterly Board meeting. The Advisor recommended the selection of Vontobel and reviewed the considerations and the search process that had led to the recommendation. The Trustees also met with representatives of Vontobel and considered information about key personnel, investment philosophy and process and performance track record, among other factors. In recommending that the Shareholders approve the Investment Sub-Advisory Agreement, the Trustees carefully evaluated the investing experience of Vontobel's key personnel and the quality of services that Vontobel can be expected to provide to the Fund, including, but not limited to, (1) the fact that the compensation payable to Vontobel by the Fund under the proposed Vontobel Sub-Advisory Agreement will be at the same rate as the compensation payable to the existing sub-advisor; (2) the performance of the Fund since commencement of operations; (3) Vontobel's performance record; (4) the current and proposed investment objective and policies of the Fund; (5) the nature and quality of the services expected to be rendered to the Fund by Vontobel; (6) the history, reputation, qualification and background of Vontobel's personnel and its financial condition; and (7) other factors deemed relevant. The Trustees also considered the impact of

Vontobel's investment philosophy on the Fund and, in particular, the commission charges the Fund would incur (approximately $75,000) to reconstitute its investment portfolio to coincide with Vontobel's investment philosophy. The Trustees also reviewed the fees to be paid to Vontobel in comparison to those being charged in the relevant segment of the mutual fund business, including any benefits received by Vontobel or its affiliates in connection with soft dollars payments.

         INFORMATION ABOUT THE ADVISOR. The Advisor's principal business address is 210 Main Street, Hackensack, New Jersey 07601. Under an investment advisory agreement between the Trust and the Advisor (the "Advisory Agreement") dated April 28, 1996, the Advisor is responsible for the investment decisions of the Fund, subject to the supervision and direction of the Board of Trustees. The Adviser has delegated these responsibilities, subject to its supervision to a sub-advisor. In this instance, the Advisor recommends the selection of Vontobel as the new investment sub-advisor to the International Growth Fund and recommends that the Shareholders vote to approve the Vontobel Sub-Advisory Agreement.

         Neither the Advisory Agreement nor the fees to which the Advisor is entitled under the Advisory Agreement will change as a consequence of the Vontobel Sub-Advisory Agreement. Pursuant to the Advisory Agreement, the Advisor pays any sub-advisor fees out of its advisory fees. For the services provided and expenses assumed pursuant to the Advisory Agreement, the Advisor is entitled to receive a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. The Advisor retains only the net amount of the foregoing investment management fees that remains after its advisory fee waivers and after the Advisor pays the Fund's investment sub-advisor the investment management fees to which the sub-advisor is entitled as described on the following pages. During the fiscal year ended December 31, 1997, $129,000 in advisory fees was paid by the Fund to Summit Bank, of which $96,000 was paid by Summit Bank to WMC. Additional information about the Advisor is set forth under "General Information About the Trust and Other Matters -- The Advisor."

         REASON FOR TERMINATION OF THE WMC AGREEMENT. The Trust, the Advisor and WMC are parties to the current investment sub-advisory agreement (the "WMC Agreement"), which is dated April 28, 1996. The Board of Trustees last approved the WMC Agreement on an interim basis at the Board Meeting held February 19, 1998. At the special meeting held March 24, 1998, the Board of Trustees voted to replace WMC as the investment sub-advisor to the Fund, subject to Shareholder approval. The Board of Trustees is recommending replacing WMC with Vontobel because the Board believes that Vontobel's investment process and style are more suitable for the Fund's Shareholders.

         After consideration of possible alternative investment sub-advisors, the Board of Trustees selected Vontobel in light of the experience and qualifications of its personnel, the depth of its other resources, its investment philosophy and process and its consistently strong investment performance. In particular, the Board gave significant weight to Vontobel's performance history and its practice of investing in a broadly diversified selection of foreign equity securities. See "Description of Vontobel" below for more information.

         COMPARISON OF THE VONTOBEL SUB-ADVISORY AGREEMENT AND THE WMC AGREEMENT. A copy of the form of the Vontobel Sub-Advisory Agreement is attached as Exhibit A to this Proxy Statement. The following discussion of the Vontobel Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit A.

         The Vontobel Sub-Advisory Agreement differs from the WMC Agreement (the "Agreements") in a number of respects, including the number of parties to the agreement, the terminology used to describe the sub-advisor's duties to execute transactions, and the termination provisions. The WMC Agreement is a "tri-party" agreement by and among the Trust, the Advisor and WMC. In contrast, the two parties to the Vontobel sub-advisory agreement would be the Advisor and Vontobel. Although the Fund would not be a party to the Vontobel Sub-Advisory Agreement, the Agreement provides the Fund with certain powers as required by the 1940 Act. The Vontobel Sub-Advisory Agreement specifically provides that the agreement will continue only if approved by the Trustees and that the Fund may terminate the agreement at any time and without penalty by the vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund.

         The terminology of the Agreements also differs slightly with respect to a sub-advisor's duties to execute transactions. In particular, the Vontobel Sub-Advisory Agreement directs the sub-advisor, when executing transactions and selecting brokers or dealers, to use its best efforts to seek on behalf of the Fund the "best overall terms available." In contrast, the WMC Agreement directs the sub-advisor to "secure the most favorable price and efficient execution." Although the two phrases express the idea that the sub-advisor should make the selection that it determines is most beneficial to the Fund, the Vontobel Sub-Advisory Agreement permits the sub-advisor to take into account various factors, such as the price, commission, if any, size of the transactions and difficulty of execution, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved.

         The termination provisions also differ between the Agreements. The WMC Agreement provides that each party to the Agreement can terminate it at any time upon 60 days' notice to the other parties. In contrast, under the Vontobel Sub-Advisory Agreement, the Fund may terminate the agreement at any time and without penalty by the vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund. Additionally, the Advisor may terminate the agreement upon not more than 60 days' nor less than 30 days' written notice to Vontobel and Vontobel may terminate the agreement upon not less than 90 days' written notice to the Advisor. The termination provisions of the Vontobel Sub-Advisory Agreement are discussed more fully below.

         DUTIES UNDER THE VONTOBEL SUB-ADVISORY AGREEMENT. Under the Vontobel Sub-Advisory Agreement, Vontobel will, subject to the supervision and direction of the Board of Trustees and the Advisor, make investment decisions, place purchase and sell orders and provide record-keeping services and statistical information to the Fund. In connection therewith, Vontobel will, among other things, supervise the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. The Vontobel Sub-Advisory Agreement provides that Vontobel shall not be protected against any liability to the Fund by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the sub-advisor of its obligations or duties thereunder.

         DURATION AND TERMINATION. Unless earlier terminated, the Vontobel Sub-Advisory Agreement would continue in effect until the second anniversary of its effective date, and thereafter, for periods of one year for so long as such continuance is specifically approved at least annually (i) by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Independent Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval. The Vontobel Sub-Advisory Agreement is terminable at any time without penalty by
(i) the Fund by a vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund; (ii) the Advisor upon not more than 60 days' nor less than 30 days' written notice to Vontobel; and (iii) by Vontobel upon not less than 90 days' written notice to the Advisor. The Vontobel Sub-Advisory Agreement will automatically and immediately terminate in the event of its assignment as defined in the 1940 Act or in the event of a termination of the Advisor's agreement with the Trust.

         In the event the Shareholders do not approve the adoption of the Vontobel Sub-Advisory Agreement, the Board of Trustees will promptly consider what further action to take, which may include hiring a different investment sub-advisor for the Fund or retaining WMC as the Fund's investment sub-advisor in the manner and to the extent permitted by the 1940 Act and the rules and the exemptions adopted by the Securities and Exchange Commission (the "Commission") thereunder.

         COMPENSATION. Under the proposed Vontobel Sub-Advisory Agreement, the Advisor will pay Vontobel a fee, which is calculated daily and paid monthly, based on the annual percentage rate of .60% of the average daily net assets of the Fund up to and including $50 million; .45% of the average daily net assets of the Fund in excess of $50 million up to and including $150 million; and .30% of the average daily net assets of the Fund in excess of $150 million. This fee structure is the same as that under the WMC Sub-Advisory Agreement.

         DESCRIPTION OF VONTOBEL. Vontobel is a wholly owned subsidiary of Vontobel Holding Ltd., and an affiliate of Bank J. Vontobel & Co., Ltd., one of the largest private banks and brokerage firms in Switzerland. Its principal place of business is located at 450 Park Avenue, New York, New York 10022. As of December 31, 1997, Vontobel managed assets of over $1.9 billion, a substantial part of which was invested outside of the United States. The Vontobel group of companies has investments in excess of $30 billion under management.

         If Proposal 1 is approved, Mr. Fabrizio Pierallini, who is a Senior Vice President of Vontobel, will become the portfolio manager for the Fund. Mr. Pierallini has been a portfolio manager with Vontobel since 1994. He is currently in charge of portfolio management and research for Vontobel's international and emerging market equity portfolios. From 1991 to 1994, Mr. Pierallini was an Associate-Director/Portfolio Manager with Swiss Bank Corporation in New York. From 1988 to 1991, he was a Vice President/Portfolio Manager with Swiss Bank Corporation Portfolio Management, Zurich. If Proposal 1 is approved, Mr. Rajiv Jain, who is currently a Vice President of Vontobel, will become an associate portfolio manager of the Fund. He joined Vontobel in

1994 and serves as an associate portfolio manager for Vontobel's international emerging markets equity portfolios. From 1993 to 1994, Mr. Jain worked as an analyst with Swiss Bank Corporation.

         Listed below are the names, addresses, and principal occupations of the directors and the principal executive officer of Vontobel. The principal business address of each director and the principal executive officer, as it relates to their duties at Vontobel is 450 Park Avenue, New York, New York 10022.


                 Name                                              Principal Occupation
Beat Naegeli                            Chairman, Vontobel USA Inc.; Head of Institutional Management of
                                        the Vontobel Group.

Dr. Hans-Dieter Vontobel                Deputy Chairman, Vontobel USA Inc., Chairman, Vontobel Holding
                                        Ltd., Chairman, Vontobel Asset Management Ltd.

Heinrich Schlegel                       Director, President, and Chief Executive Officer, Vontobel USA Inc.,
                                        Director, Vontobel Funds, Inc.

         Vontobel currently provides investment services to the following investment companies having an investment objective similar to the Fund's investment objective. Vontobel provided these services pursuant to the fee arrangements described below as of December 31, 1997. Vontobel was waiving, as of the date of this Proxy Statement, some or all of the fees payable by certain of the portfolios listed below. These waivers are not reflected in the table.


                                        Amount of Assets Under           Rate of Compensation (as a percentage of
Name of Investment Company              Management                       average daily net assets)
Penn Series Funds, Inc.'s               $121,046,131                     0.75%
International Equity Fund

Vontobel International Equity Fund      $160,937,272                     1.00% on first $100 million; 0.75% on
                                                                         assets over $100 million



THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 1.

                              --------------------

PROPOSAL 2  APPROVAL OR DISAPPROVAL OF RESTATEMENT OF THE INTERNATIONAL GROWTH
            FUND'S INVESTMENT OBJECTIVE FROM "LONG-TERM CAPITAL GROWTH" TO "CAPITAL APPRECIATION."

         The Trustees of the Trust have determined that it would be in the best interest of the Fund and its Shareholders to restate the Fund's investment objective. The investment objective of the Fund is currently stated as follows: the Fund seeks "long-term capital growth." It is proposed that the investment objective of the Fund be changed to read as follows: the Fund seeks "capital appreciation."

         The proposed change in the stated investment objective of the Fund is intended to accurately reflect the manner in which Vontobel would manage the Fund. Vontobel intends to use a "top-down" country allocation approach that would be combined with a "bottom-up" stock selection process. Vontobel would seek to identify countries where economic and political factors are likely to provide above average returns, and companies in such countries that are best positioned in their respective industries and are attractively valued. While the two stated investment objectives correlate closely, the proposed change would avoid potential confusion as to whether the Fund would seek to achieve its objective by investing primarily in "growth" companies.

Required Vote

         The change in investment objective of the Fund requires the affirmative vote of a majority of the outstanding shares of the Fund. If this proposal is approved by the Shareholders at the Meeting, the Fund's prospectus and statement of additional information will be amended or supplemented in due course in order to reflect the change in the investment objective. If the proposal is not approved, the investment objective as currently stated will remain in effect. Proposal 2 is contingent on shareholder approval of Proposal 1. That is, Proposal 2 will only become effective in Shareholders approve both Proposal 1 and Proposal 2. If Proposal 2 fails to become effective, the Portfolio's investment objective will remain unchanged.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 2.

                              --------------------

                              PROPOSALS 3, 4 AND 5

         Proposals 3 through 5 relate to changes to the fundamental investment policies of the Fund. The Board of Trustees of the Trust recommends the modification or elimination of some of the Fund's fundamental policies to reflect, in the case of two of the limitations, changes in the law and other regulatory developments and to provide the Fund with flexibility to adapt to developments in the securities markets. The changes to the Fund's fundamental policies will become effective immediately upon Shareholder approval. If a Proposal is not approved by a vote of Shareholders of the Fund, the current policy as applied to the Fund will remain unchanged.

                              --------------------

PROPOSAL 3  APPROVAL OR DISAPPROVAL OF REVISION OF A FUNDAMENTAL LIMITATION
            OF THE FUND TO INCREASE, FROM 5% TO 10%, THE FUND'S ABILITY TO ACQUIRE THE VOTING SECURITIES OF ANY ONE ISSUER AND TO APPLY THE 10% LIMIT ON OWNERSHIP OF VOTING SECURITIES OF AN ISSUER TO 75% OF THE TOTAL ASSETS OF THE FUND, RATHER THAN 100% OF ITS TOTAL ASSETS.

         The Trustees of the Trust have determined that it would be in the best interest of the Fund and its Shareholders to revise the Fund's fundamental limitation which prohibits the Fund from acquiring more than 5% of the outstanding voting securities of any one issuer. The proposed limitation would replace the 5% limit that applies to 100% of the Fund's assets with a 10% limit, which would apply to 75% of the Fund's assets. The revised policy will also clarify that the securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the limitation. The Fund's current investment policy states:

         The Fund may not acquire more than 5% of the voting securities of any one issuer.

         Subject to Shareholder approval, the Trust intends to replace the Fund's current fundamental policy with the following:

         The Fund may not, with respect to 75% of the Fund's assets, acquire more than 10% of any class of the outstanding voting securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

         As revised, this policy will conform to the diversification requirements of the 1940 Act. If Proposal 3 is approved, the Fund would be required to invest 75% of its total assets so that the Fund owned no more than 10% of the voting securities of any one issuer. The current limitation applies to all of the Fund's assets, but under the amended limitation would apply only to 75% of the Fund's assets. As to the remaining 25% of total assets, there would be no direct limitation on the amount of voting securities of a single issuer that the Fund could hold. Having increased flexibility to acquire larger positions in the securities of individual issuers may provide opportunities to enhance the Fund's performance. At the same time, investing a larger percentage of a the Fund's assets in a single issuer's securities increases the Fund's exposure to risks associated with that issuer's financial condition and business operations, including market risk and the risk of bankruptcy or default. Adoption of Proposal 3 is not expected to affect, in the foreseeable future, the way in which the Fund is managed, the investment performance of the Fund, or the instruments in which it invests.

         If Proposal 3 is approved, the new fundamental limitation may not be changed without a vote of Shareholders of the Fund.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 3.

                              --------------------

PROPOSAL 4  APPROVAL OR DISAPPROVAL OF RECLASSIFICATION AS "NON-FUNDAMENTAL"
            OF A FUNDAMENTAL LIMITATION OF THE FUND REGARDING THE INVESTING IN COMPANIES FOR THE PURPOSE OF EXERCISING CONTROL.

         The Trustees of the Trust have determined that it would be in the best interest of the Fund and its Shareholders to reclassify as non-fundamental the Fund's policy that states that the Fund may not invest in companies for the purpose of exercising control. The policy was originally characterized as fundamental to satisfy certain state law requirements that were recently superseded by federal law. Adoption of the proposed policy is not expected to affect, in the foreseeable future, the manner in which the Fund is managed, the investment performance of the Fund, or the instruments in which it invests. However, a "fundamental" limitation may not be changed without the consent of the holders of a majority of the Fund's outstanding shares, whereas a "non-fundamental" limitation may be changed by the Trustees.

         Accordingly, the Trust proposes to change the policy from a fundamental policy to a non-fundamental policy to give the Board of Trustees the flexibility to change the policy in the future as it deems appropriate in the interest of investors in the Fund.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 4.

                              --------------------

PROPOSAL 5  APPROVAL OR DISAPPROVAL OF RECLASSIFICATION AS "NON-FUNDAMENTAL"
            OF A FUNDAMENTAL LIMITATION OF THE INTERNATIONAL GROWTH FUND THAT RESTRICTS THE FUND'S ABILITY TO PURCHASE SECURITIES OF ISSUERS WHOSE SECURITIES ARE OWNED BY THE OFFICERS, TRUSTEES, PARTNERS AND DIRECTORS OF THE TRUST OR ANY INVESTMENT ADVISOR OF THE TRUST.

         The Trustees of the Trust have determined that it would be in the best interest of the Fund and its Shareholders to reclassify as non-fundamental the Fund's policy that states that the Fund may not purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment advisor of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities. The policy was originally characterized as fundamental to satisfy certain state law requirements that were recently superseded by federal law. Adoption of the proposed policy is not expected to affect, in the foreseeable future, the manner in which the Fund is managed, the investment performance of the Fund, or the instruments in which it invests. However, a "fundamental" limitation may not be changed without the consent of the holders of a majority of the Fund's outstanding shares, whereas a "non-fundamental" limitation may be changed by the Trustees.

         Accordingly, the Trust proposes to change the policy from a fundamental policy to a non-fundamental policy to give the Board of Trustees the flexibility to change the policy in the future as it deems appropriate in the interest of investors in the Fund.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDER VOTE FOR PROPOSAL 5.

                              --------------------

              GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

         TRUSTEES AND OFFICERS OF THE TRUST.

         The Trust's Trustees and officers beneficially own less than 1% of the shares of the Trust. The following Trustees owned shares of the Fund as of May 8, 1998:

Name                                    Number of Shares                        Nature of Beneficial Ownership
N/A                                     N/A                                     N/A


         THE ADVISOR. Summit Bank Investment Management Division, a division of Summit Bank (the "Advisor"), serves as the investment advisor to the Trust. Summit Bank was chartered in 1899 and has been exercising trust powers and managing money since 1916. The Investment Management Division began as a separate operating division of the Bank in 1973. The Bank's investment professionals have, on average, over 20 years of experience in investment management. As of December 31, 1997, total assets under management were approximately $8.2 billion.

         Summit Bank is a wholly-owned subsidiary of Summit Bancorp., an interstate bank holding company with approximately $30 billion in assets and 426 banking offices, predominantly in New Jersey and eastern Pennsylvania, as of December 31, 1997. Additional information about the Advisor is set forth under "Proposal 1 -- Information About the Advisor."

         DISTRIBUTION. SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, Oaks, Pennsylvania 19456, acts as the distributor of the Trust's shares pursuant to a distribution agreement dated February 28, 1992, as amended May 25, 1993, between the Trust and the Distributor.

         PORTFOLIO TRANSACTIONS. During the Trust's fiscal year ended December 31, 1997, the Fund paid the following amounts in brokerage commissions to affiliates.

Total Brokerage                         Amounts Paid to Affiliated              Percent Paid to Affiliated
Commissions                             Brokers                                 Brokers
$61,452                                 $0                                      0


         5% SHAREHOLDERS. As of May 8, 1998, the following persons were the only persons who were, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Fund.


Name and Address of
Beneficial Owner                        Number of Shares                        Percentage of Fund's shares
Summit Bank                             608,535                                 46.42%
Attn: Patricia Kyritz
P.O. Box 547
Hackensack, NJ 07602-0547
Acct #118-0

Summit Bank                             206,562                                 23.38%
Attn: Patricia Kyritz
P.O. Box 547
Hackensack, NJ 07602-0547
Acct #1181-1

Summit Bank                             244,522                                 18.65%
Attn: Patricia Kyritz
P.O. Box 547
Hackensack, NJ 07602-0547
Acct #1182-4




         ADJOURNMENT. In the event that sufficient votes in favor of a Proposal(s) set forth in the notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to the Proposal(s). Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies with which they are entitled to vote in favor of the Proposal(s). They will vote against any such adjournment those proxies required to be voted against the Proposal(s). The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

         SHAREHOLDER PROPOSALS. The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust, c/o SEI Investments Company, Legal Department, Oaks, Pennsylvania 19456.

         OTHER MATTERS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters promptly come before the Meeting, it is their intention that proxies which do not contain specific resolutions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                             ----------------------

         SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, AND DATE THE
ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

                                    EXHIBIT A

                                     FORM OF
                        INVESTMENT SUB-ADVISORY AGREEMENT


         AGREEMENT made this ____ day of _________, 1998, between Summit Bank Investment Management Division, a division of Summit Bank (the "Advisor") and Vontobel USA Inc. (the "Sub-Advisor").

         WHEREAS, The Pillar Funds, a Massachusetts business trust (the "Trust"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Advisor has entered into an Investment Advisory Agreement dated April 28, 1995 (the "Advisory Agreement") with the Trust, pursuant to which the Advisor will act as investment advisor to the investment portfolio identified on Schedule A hereto (the "Fund"), which is a series of the Trust; and

         WHEREAS, the Advisor, with the approval of the Trust, desires to retain the Sub-Advisor to provide investment advisory services to the Advisor in connection with the management of the Fund, and the Sub-Advisor is willing to render such investment advisory services.

         NOW, THEREFORE, the parties hereto agree as follows:

1. DUTIES OF THE SUB-ADVISOR. Subject to supervision by the Advisor and the Trust's Board of Trustees, the Sub-Advisor shall manage all of the securities and other assets of the Fund entrusted to it hereunder (the "Assets"), including the purchase, retention and disposition of the Assets, in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

         (a) The Sub-Advisor shall, in consultation with and subject to the direction of the Advisor, determine from time to time what Assets will be purchased, retained or sold by the Fund, and what portion of the Assets will be invested or held uninvested in cash.

         (b) In the performance of its duties and obligations under this Agreement, the Sub-Advisor shall act in conformity with the Trust's Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Advisor and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

         (c) The Sub-Advisor shall determine the Assets to be purchased or sold by the Fund as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Registration

         Statement (as defined herein) and Prospectus or as the Board of Trustees or the Advisor may direct from time to time, in conformity with federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Advisor will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Advisor shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Advisor may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of
         1934). Consistent with any guidelines established by the Board of Trustees of the Trust, the Sub-Advisor is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a Fund transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or terms of the overall responsibilities of the Sub-Advisor to the Fund. In addition, the Sub-Advisor is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Advisor, Sub-Advisor or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Sub-Advisor believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Fund's Assets be purchased from or sold to the Advisor, Sub-Advisor, the Trust's principal underwriter, or any affiliated person of either the Trust, Advisor, the Sub-Advisor or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC") and the 1940 Act.

     (d) The Sub-Advisor shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5),
         (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Advisor shall provide to the Advisor or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Advisor or Board of Trustees may reasonably request.

         The Sub-Advisor shall keep the books and records relating to the Assets required to be maintained by the Sub-Advisor under this Agreement and shall timely furnish to the Advisor all information relating to the Sub-Advisor's services under this Agreement needed by the Advisor to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Advisor shall also furnish to the Advisor any other information relating to the Assets that is required to be filed by the Advisor or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Advisor or the Trust obtains from the SEC. The Sub-Advisor agrees that all records that it maintains on behalf of the Fund are property of the Fund and the Sub-Advisor will surrender promptly to the Fund any of such records upon the Fund's request;

         provided, however, that the Sub-Advisor may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Advisor shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-advisor upon the termination of this Agreement (or, if there is no successor sub-advisor, to the Advisor).

(e) The Sub-Advisor shall report regularly to the Advisor and will make appropriate persons available for the purpose of reviewing at reasonable times with representatives of the Advisor and the Board of Trustees of the Trust the management of the Fund, including, without limitation, review of the general investment strategy of the Fund, the performance of the Fund in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Advisor;

(f) The Sub-Advisor shall treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Sub-Advisor, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceeding for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

(g) The Sub-Advisor shall provide the Fund's custodian on each business day with information relating to all transactions concerning the Fund's Assets and shall provide the Advisor with such information upon request of the Advisor.

(h) The investment management services provided by the Sub-Advisor under this Agreement are not to be deemed exclusive and the Sub-Advisor shall be free to render similar services to others, as long as such services do not impair the services rendered to the Advisor or the Trust.

(i) The Sub-Advisor shall promptly notify the Advisor of any financial condition that is likely to impair the Sub-Advisor's ability to fulfill its commitment under this Agreement.

(j) The Sub-Advisor shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held in the Fund. The Advisor shall instruct the custodian and other parties providing services to the Fund to promptly forward misdirected proxies to the Sub-Advisor.

         Services to be furnished by the Sub-Advisor under this Agreement may be furnished through the medium of any of the Sub-Advisor's directors, officers or employees.

         For all purposes of this Agreement, the Sub-Advisor shall be deemed to be an independent contractor, and shall have no authority to act as an agent for the Advisor or Trust in any manner or in any respect.

2. DUTIES OF THE ADVISOR. The Advisor shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Advisor's performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Advisor of responsibility for compliance with the Trust's Declaration of Trust (as defined herein), the Prospectus, the instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3. DELIVERY OF DOCUMENTS. The Advisor has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following documents:

         (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the "Declaration of Trust");

         (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

         (c)      Prospectus(es) of the Fund.

4. COMPENSATION TO THE SUB-ADVISOR. For the services to be provided and the expense assumed by the Sub-Advisor pursuant to this Agreement, the Advisor will pay the Sub- Advisor, and the Sub-Advisor agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in the Schedule(s) which is attached hereto and made part of this Agreement. The fee will be calculated based on the average daily net assets of the Fund and will be paid to the Sub-Advisor monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Advisor may, in its discretion and from time to time, waive a portion of its fee.

5. LIABILITY. The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Fund or the Advisor in connection with the performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Advisor's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6. DURATION AND TERMINATION. This Agreement shall become effective upon its approval by the Trust's Board of Trustees and by the vote of a majority of the outstanding voting securities of the Fund. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund
         (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the Advisor at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Sub-Advisor, or (c) by the Sub-Advisor at any time, without the payment of any penalty, on 90 days' written notice to the Advisor. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisor's agreement with the Trust. As used in this Section 6, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

8. SEVERABILITY. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

9. AMENDMENT. The terms or provisions of this Agreement may be amended, modified or waived in writing if such amendment, modification or waiver is signed by both parties hereto; provided that an amendment, modification or waiver shall not become effective until approved by vote of a majority of the (a) Trust's Trustees, including by a majority of the Independent Trustees, and (b) Fund's outstanding voting securities if shareholder approval is required by the 1940 Act and/or the rules and regulations thereunder.

10. NOTICE. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:


To the Advisor at:                   Summit Bank
                                     Attn:  Pillar Funds' Product Manager
                                     210 Main Street
                                     Hackensack, NJ  07601

To the Sub-Advisor at:               Vontobel USA Inc.
                                     Attn:
                                     450 Park Avenue
                                     New York, NY 10022

11. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

         A copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

         Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.



Summit Bank Investment Management        Vontobel USA Inc.
Division

By:                                      By:
     -----------------------------             -------------------------------
Name:                                    Name:
     -----------------------------             -------------------------------
Title:                                   Title:
     -----------------------------             -------------------------------

                                   Schedule A
                                     to the
                             Sub-Advisory Agreement
                                    between
                   Summit Bank Investment Management Division
                                      and
                               Vontobel USA, Inc.



Pursuant to Article 4, the Advisor shall pay the Sub-Advisor compensation at an annual rate as follows:


International Equity Fund          .60% of the average daily net assets of the
                                   Fund up to and including $50 million; 45% of the average daily net assets of the Fund in excess of $50 million up to and including
                                   $150 million; and .30% of the average daily net assets of the Fund in excess of $150 million.

                                THE PILLAR FUNDS
                            International Growth Fund

                         Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 22, 1998

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Kathryn Stanton, Joseph M. O'Donnell and Michael Bellopede as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the International Growth Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on June 22, 1998, at 3:30 p.m., and any adjournments or postponements thereof
(the "Meeting"), all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE
PROPOSALS TO:


PROPOSAL 1:         Approve the selection of Vontobel as
                    investment sub-advisor to the Fund, and
                    approve an investment sub-advisory agreement between the Advisor and Vontobel.

                    ____For          ____Against____Abstain


PROPOSAL 2:         Restate the Fund's investment objective from "long-term
                    capital growth" to "capital appreciation."

                    ____For          ____Against____Abstain


PROPOSAL 3:         Revise a fundamental limitation of the
                    Fund to increase from 5% to 10%, the Fund's ability to acquire the voting securities of any one issuer and to apply the 10% limit on the ownership of voting securities of an issuer to 75% of the total assets of the Fund, rather than 100% of its total assets.

                    ____For          ____Against____Abstain

PROPOSAL 4:        Reclassify as "non-fundamental" a
                   fundamental limitation of the Fund regarding investing in companies for the purpose of exercising control.

                   ____For          ____Against____Abstain

PROPOSAL 5:        Reclassify as "non-fundamental" a
                   fundamental limitation of the Fund that
                   restricts the Fund's ability to purchase securities of issuers whose securities are owned by the officers, trustees, partners and directors of the Trust or any investment advisor of the Trust.

                   ____For          ____Against____Abstain

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR the foregoing proposals and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 1998         ________________________________
                                      Signature of Shareholder


                                      ________________________________
                                      Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.